THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

October 8, 1998

Dear Shareholder:

We are pleased to provide this semi-annual report for The Emerging Markets Floating Rate Fund Inc. ('Fund') as of August 31, 1998. Included are market commentary, a schedule of the Fund's investments as of August 31, 1998 and financial statements for the six months ended August 31, 1998.

During the six-month period ended August 31, 1998, the net asset value of the Fund decreased from $15.55 per share to $9.55 per share. Dividends from net investment income totaling $0.80 per share were paid during this period. Assuming reinvestment of these dividends in additional shares of the Fund, the total return based on net asset value for the six months ended August 31, 1998 was - 35.17%. In comparison, the JP Morgan Emerging Markets Bond Index Plus ('EMBI+'), which we use as a measure of the return for the emerging debt market, returned - 30.85.

On August 31, 1998, the Fund, as a percentage of total investments, was 100% invested in securities of emerging market issuers.

EMERGING MARKETS DEBT SECURITIES

Despite an initial period of strength in the six-month period ending August 31, 1998, the emerging debt market performed poorly due to continued fall-out from Asian countries combined with Russia's economic and political turmoil. Toward the end of the period these problems exerted pressure on Latin American credits as investors reduced their exposure to all emerging markets countries.

Russia's dramatic decline during the period was due to a number of factors: 1) the government forced a restructuring of all domestic debt; 2) the ruble was devalued; 3) Yeltsin dismissed his Cabinet and re-appointed Viktor Chernomyrdin as Prime Minister; and 4) the Duma refused to approve Chernomyrdin. These developments devastated Russian dollar denominated bond prices (prices declined as much as 25% in a single day). The timing of the debt restructuring and devaluation, coming less than a month after Russia's latest International Monetary Fund ('IMF') financing, was a tremendous shock to the market and caused a wide-spread sell-off across all emerging markets.

LATIN AMERICA

In Latin America, investor attention has been focused on Brazil. The first round of presidential elections, held on October 4, resulted in the re-election of President Cardoso. Brazil's economy has been managed with a combination of tight monetary policy and relatively lax fiscal policy over the past few years. This policy combination has helped Brazil solve its inflation problems but has led to a build-up of domestic debt. This debt build-up is worrisome in the current environment because it may lead to a loss in confidence on the part of Brazilian investors, putting pressure on the country's currency.

Separately, officials in Venezuela, Mexico, and Saudi Arabia began discussions regarding the oversupply of oil in world markets and the resulting decline in oil prices. Venezuela's Energy Minister, Erwin Arrieta, however, stated that Venezuela would not agree to further oil production cuts, and Brent futures for September delivery fell to a new low of $11.82 a barrel.

Argentina. The IMF mission completed its review of Argentina, announcing that the country has met all of its targets for the first half of 1998. In the political arena, in a surprising announcement -- President

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Menem said that he would not run for reelection in 1999. This came just days after the Peronist Party sought a supreme court ruling to prohibit Menem from running again (the constitution prohibits the president from running for a second term). Despite Menem's popularity, the continuing battle would have diminished his political validity dramatically. As the dispute was threatening party unity, Menem's decision was viewed as a positive development.

Brazil. During the period, Brazil made substantial progress on the privatization front. Sao Paulo state electricity distributor (formerly CESPE, now Elektro) was sold to the US utility company Enron for BRL1.48 billion. The bid exceeded the BRL743.6 million minimum, a 99% premium. Additionally, 76 bidders registered for the sale of the 12 Telebras subsidiaries. Telebras was sold at a 60% premium of the minimum asking price, at BRL22 billion. Separately, the TBC was cut by 125 basis points to 19.75%. This move brings the rate below its pre-crisis level of 20.7%, from which it was doubled last October in response to contagion effects from the Asian crisis.

Ecuador. The country's inability to institute reform measures continues to be disappointing. Specifically, the government has incurred continuous delays in the auction of a 35% stake in state-owned telephone company EMETEL. This delay has frustrated the market. In addition, following the failure by congress to pass an increase in the value added tax, the sucre devalued 7.5%. On a more positive note, in Ecuador's presidential elections, Jamil Mahuad was the official first-round winner with 34.9% of the vote, followed by Alvaro Noboa with 26.6%. Mahuad is an experienced politician with a respected economic team and is believed to be the candidate with the ability to stabilize the economy.

Mexico. The opposition PAN and PRD have agreed to work with the ruling PRI deputies in the lower house of Congress on the issue of FOBAPROA. And, it would seem that a compromise on the issue is in fact on the horizon. The alternative, as proposed by the PRI, separates FOBAPROA liabilities into two groups: those of small debtors and those of millionaires. The compromise came due to opposition concerns that the plan favored specific business interests.

Peru. Royal Dutch Shell and Mobil pulled out of the Camisea gas project, a natural gas exploration project in the southeastern jungle. This cancellation was primarily due to three factors: 1) Peru's Energy Law does not allow the same company to explore, produce and distribute energy resources, 2) gas exports to Brazil are favored by Shell and Mobil but denounced by the government and 3) according to the government, Shell and Mobil were attempting to charge 'excessive' thermal energy prices. This cancellation is a major setback for Peru, as US$500 million had already been invested by the consortium in the first stage of the project. Despite these developments, Moody's raised Peru's sovereign debt ceiling to Ba3 from B2, citing prudent fiscal and monetary policies and an outlook for strong growth. Moody's stated that the move was based on the country's progress, which included macroeconomic stabilization and high average rates of growth over the past several years. Also noted was the completion of both Paris and London Club debt restructurings, which have reduced external debt from US$33.5 billion to US$28.2 billion and have significantly lessened the near-term debt service by improving the amortization profile. The rating increase complements Standard & Poor's previously assigned BB rating.

Venezuela. During the period, after months of negotiations, the IMF and the government agreed on the terms of a 'shadow' program. Unlike the previous stand-by agreement, this program will not entail any financial support from the IMF, only technical assistance. In the final month of the period, however, Venezuela's market sentiment was suffering, due to two main factors. First, Moody's downgraded Venezuela's sovereign ceiling to B1 from Ba2, having placed the rating on watch for possible downgrade on May 8. Moody's pointed to the government's inability to address the domestic

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

implications of external shocks. Second, the privatization of the state aluminum complex, CVG, was canceled. Although the coalition formed by Kaiser Aluminum and Billiton would have only paid US$1.55 billion, with only US$200 million going to the government, psychologically, the sale would have had a positive impact. The two events, occurring only a day apart, diminished much of Venezuela's positive market sentiment.

EASTERN EUROPE

Bulgaria. Moody's upgraded Bulgaria's foreign currency rating to B2 from B3, citing improved credit risk with the election of a reform-oriented government and establishment of a currency board. For comparison, the upgrade puts Bulgaria on par with Peru and one notch below Brazil and Ecuador. Additionally, the IMF approved the fourth tranche of a US$510 million standby loan. Bulgaria's strides in decreasing inflation and promoting growth during the past year have been significant: inflation was near 1.5% in February, down from levels above 100% a year ago, and negative 0.1% in March. This was largely due to falling fuel prices.

Russia. As mentioned previously, sentiment with regard to Russia plummeted during the period. The timing of Yeltsin's decision to dissolve the cabinet and remove Prime Minister Sergei Kiriyenko, replacing him with former PM Viktor Chernomyrdin, was unfortunate. This came at a time when the investment community needs to be convinced of Russia's commitment to promoting political continuity, and therefore effectively implementing fiscal reform.

In conclusion, emerging debt markets continue to be negatively impacted by the global trend of investors reducing their appetite for risk. Beginning with Asian currency problems in the fall of 1997 and compounded by the extended Japanese recession and recent weakness in US equity prices, investors are demanding a higher risk premium for investing in credit sensitive fixed income assets. In this environment, countries whose fiscal or monetary fundamentals fall short of investor expectations are punished severely. Russia's problems, which we listed earlier, occurred in this risk-averse investment environment. The investment environment limited the range of Russia's policy response and compounded the severity of the sell-off which spilled-over to all other emerging market credits. We expect this highly volatile period for emerging markets debt to continue. The elements required for stability must come from a variety of sources both inside and outside the emerging debt markets. These elements include an economic recovery in Japan and stability in US equity prices and an end to political turmoil in Russia. When stability returns, emerging markets debt will again trade on credit fundamentals. While we are optimistic that the worst of the crisis has passed, market volatility will continue to be extremely high and market sentiment will be cautious.

Given the nature of today's market, we wish to remind you that, while the Fund may offer higher reward potential, the risks of investments in emerging markets securities may be greater.

                               *       *       *

In a continuing effort to provide timely information concerning The Emerging Markets Floating Rate Fund Inc., shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 am to 6:00 pm EST for the Fund's current net asset value, market price and other information regarding the

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Fund's portfolio holdings and allocations. For information concerning your EFL stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

We appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

Cordially,

WILLIAM D. CVENGROS                                    HEATH B. MCLENDON
William D. Cvengros                                    Heath B. McLendon
Co-Chairman of the Board                               Co-Chairman of the Board

PETER J. WILBY
Peter J. Wilby
Executive Vice President

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
-----------------------------------------------
Schedule of Investments (unaudited)
August 31, 1998

 PRINCIPAL
  AMOUNT      Sovereign Bonds  -- 73.4%                                                           VALUE
----------------------------------------------------------------------------------------------------------
              Argentina  -- 5.5%
$   712,500   Republic of Argentina, FRB, Series L, 6.625% due 3/31/05(a)...................   $   481,383
  2,000,000   Republic of Argentina, Global Bond, 9.750% due 9/19/27........................     1,260,000
                                                                                               -----------
                                                                                                 1,741,383
                                                                                               -----------
              Brazil  -- 20.6%
 10,000,000   Federal Republic of Brazil, DCB, Series L, 6.6875% due 4/15/12(a).............     4,887,500
  2,910,000   Federal Republic of Brazil, EI Bond, Series L, 6.625% due 4/15/06(a)..........     1,607,775
                                                                                               -----------
                                                                                                 6,495,275
                                                                                               -----------
              Bulgaria  -- 5.5%
  1,400,000   Republic of Bulgaria, FLIRB, Series A, 2.500% due 7/28/12(a)..................       525,000
  2,750,000   Republic of Bulgaria, IAB, 6.6875% due 7/28/11(a).............................     1,201,406
                                                                                               -----------
                                                                                                 1,726,406
                                                                                               -----------
              Ecuador  -- 4.8%
  4,810,111   Republic of Ecuador, Bearer, PDI Bond, 6.625% due 2/27/15(a)(b)...............     1,503,160
                                                                                               -----------
              Ivory Coast  -- 7.4%
  8,000,000   Ivory Coast, PDI Bond, 2.000% due 3/29/18(a)..................................     2,320,000
                                                                                               -----------
              Mexico  -- 5.4%
  1,950,000   United Mexican States, Global Bond, 11.500% due 5/15/26.......................     1,691,625
                                                                                               -----------
              Panama  -- 5.4%
  1,938,456   Republic of Panama, Bearer Bond, 6.750% due 5/14/02(a)........................     1,705,841
                                                                                               -----------
              Peru  -- 6.5%
  1,000,000   Republic of Peru, Discount Bond, 6.625% due 3/8/27(a).........................       660,000
  3,300,000   Republic of Peru, FLIRB, 3.250% due 3/7/17(a).................................     1,402,500
                                                                                               -----------
                                                                                                 2,062,500
                                                                                               -----------
              Russia  -- 5.6%
 12,104,018   Russia, IAN, 6.625% due 12/15/15(a)(c)........................................     1,755,083
                                                                                               -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
-----------------------------------------------
Schedule of Investments (unaudited) (continued)
August 31, 1998

 PRINCIPAL
  AMOUNT      Sovereign Bonds  -- 73.4% (continued)                                               VALUE
----------------------------------------------------------------------------------------------------------
              Venezuela  -- 6.7%
$ 5,202,370   Republic of Venezuela, DCB, Series DL, 6.625% due 12/18/07(a).................   $ 2,126,469
                                                                                               -----------

              Total Sovereign Bonds (Cost  -- $36,039,396)..................................    23,127,742
                                                                                               -----------
              Loan Participations  -- 26.6%
----------------------------------------------------------------------------------------------------------
              The People's Democratic Republic of Algeria:
  1,272,727     Tranche A, 7.3125% due 3/4/00 (Chase Manhattan)(a)(d).......................     1,056,363
  1,909,090     Tranche 1, 6.625% due 9/4/06 (Chase Manhattan)(a)(d)........................     1,145,458
  2,600,000   South Korea, 2 Year Tranche, 8.28125% due 4/8/00 (Morgan Guaranty Trust
                Company of New York)(a)(d)..................................................     2,340,000
  5,176,472   Kingdom of Morocco, Tranche B, 6.4375% due 1/1/04
                (Morgan Stanley Emerging Markets Inc, Merrill Lynch)(a)(d)..................     3,830,589
                                                                                               -----------

              Total Loan Participations (Cost  -- $9,630,992)...............................     8,372,410
                                                                                               -----------

              Total Investments  -- 100% (Cost  -- $45,670,388*)............................   $31,500,152
                                                                                               -----------
                                                                                               -----------

--------------------------------------------------------------------------------

(a) Rate shown reflects current rate on instrument with variable rate or step coupon rates.

(b) Payment-in-kind security for which part of the income earned is capitalized as additional principal.

(c) Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(d) Participation interests were acquired through the financial institutions indicated parenthetically.

*  Aggregate cost for Federal income tax purposes is substantially the same.

DCB  -- Debt Conversion Bond.

EI    -- Eligible Interest.

FLIRB  -- Front Loaded Interest Reduction Bond.

FRB   -- Floating Rate Bond.

IAB   -- Interest in Arrears Bond.

IAN   -- Interest in Arrears Notes.

PDI   -- Past Due Interest.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
---------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)
August 31, 1998

ASSETS
    Investments, at value (Cost -- $45,670,388)................................................   $31,500,152
    Receivable for securities sold.............................................................     8,694,651
    Interest receivable........................................................................     1,379,101
    Deferred organization cost.................................................................        12,408
                                                                                                  -----------
    Total Assets...............................................................................    41,586,312
                                                                                                  -----------
LIABILITIES
    Payable for securities purchased...........................................................     1,224,804
    Payable to bank............................................................................        54,615
    Accrued management fee.....................................................................        48,231
    Accrued other expenses.....................................................................       146,632
                                                                                                  -----------
    Total Liabilities..........................................................................     1,474,282
                                                                                                  -----------
    Total Net Assets...........................................................................   $40,112,030
                                                                                                  -----------
                                                                                                  -----------
NET ASSETS
    Common stock ($0.001 par value, authorized 100,000,000 shares; 4,201,143 shares
     outstanding)..............................................................................   $     4,201
    Additional paid-in capital.................................................................    58,281,584
    Undistributed net investment income........................................................        65,975
    Accumulated net realized loss on investments...............................................    (4,069,494)
    Net unrealized depreciation on investments.................................................   (14,170,236)
                                                                                                  -----------
    Total Net Assets...........................................................................   $40,112,030
                                                                                                  -----------
                                                                                                  -----------
NET ASSET VALUE PER SHARE ($40,112,030 [div] 4,201,143 shares).................................         $9.55
                                                                                                        -----
                                                                                                        -----

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
------------------------------------------------
Statement of Operations (unaudited)
For the Six Months Ended August 31, 1998

INCOME
    Interest (includes discount accretion of $1,220,179)............................               $  3,881,659
EXPENSES
    Management fees (Note 2)........................................................   $343,142
    Audit fees......................................................................     31,931
    Legal fees......................................................................     24,329
    Directors' fees.................................................................     16,524
    Transfer agent fees.............................................................     15,814
    Custodian fees..................................................................     12,164
    Amortization of deferred organization costs.....................................     11,248
    Shareholder reporting fees......................................................      9,629
    Listing fees....................................................................      7,955
    Other...........................................................................      9,621         482,357
                                                                                       --------    ------------
Net Investment Income...............................................................                  3,399,302
                                                                                                   ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
    Net realized loss on investments................................................                 (5,236,162)
    Change in net unrealized appreciation on investments............................                (20,039,110)
                                                                                                   ------------
Net Realized Loss and Change in Net Unrealized Appreciation.........................                (25,275,272)
                                                                                                   ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS..........................................               $(21,875,970)
                                                                                                   ------------
                                                                                                   ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
-----------------------------------------------------------------
Statements of Changes in Net Assets
For the Six Months Ended August 31, 1998 (unaudited) and the Year Ended February 27, 1998

                                                                                    AUGUST 31      FEBRUARY 27
--------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income.......................................................   $  3,399,302    $ 6,309,864
    Net realized gain (loss)....................................................     (5,236,162)     2,745,383
    Change in net unrealized appreciation.......................................    (20,039,110)    (2,464,970)
                                                                                   ------------    -----------
    Net Increase (Decrease) in Net Assets From Operations.......................    (21,875,970)     6,590,277
                                                                                   ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income.......................................................     (3,333,327)    (6,380,527)
    Net realized gains..........................................................        --          (5,047,163)
                                                                                   ------------    -----------
    Decrease in Net Assets From Distributions to Shareholders...................     (3,333,327)   (11,427,690)
                                                                                   ------------    -----------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued in reinvestment of dividends (13,156 and 20,513
      shares issued, respectively)..............................................        179,246        328,431
                                                                                   ------------    -----------
Decrease in Net Assets..........................................................    (25,030,051)    (4,508,982)
NET ASSETS
    Beginning of period.........................................................     65,142,081     69,651,063
                                                                                   ------------    -----------
    End of period (includes undistributed net investment income of $65,975 and
      $0, respectively).........................................................   $ 40,112,030    $65,142,081
                                                                                   ------------    -----------
                                                                                   ------------    -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
--------------------------------------------------------
Notes to Financial Statements (unaudited)

Note 1. Organization and Significant Accounting Policies

The Emerging Markets Floating Rate Fund Inc. ('Fund') was incorporated in Maryland on January 21, 1994 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 25, 1994. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of floating rate debt securities of emerging market sovereign and corporate issuers. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Fund's assets, all securities for
which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME.   Investment transactions are
recorded on the trade date. Interest income is accrued on a daily basis. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on sale of investments.

(c) FEDERAL INCOME TAXES.   The Fund has complied and intends to continue to
comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
--------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)

investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS.   The Fund declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

(e) UNAMORTIZED ORGANIZATION EXPENSES.   Organization expenses amounting to
$115,541 were incurred in connection with the organization of the Fund. These expenses have been deferred and are being amortized ratably over a five-year period from commencement of operations.

(f) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note 2. Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with Value Advisors LLC ('Investment Manager'), a subsidiary of PIMCO Advisors L.P. ('PIMCO'), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers. The agreement with the Investment Manager was approved by shareholders at an annual meeting held on October 14, 1997, and has been in effect since the closing of the sale of the Investment Manager by Oppenheimer Group Inc. to PIMCO, which occurred on November 4, 1997. The Investment Manager was the transferee of the investment management responsibilities for the Fund which were previously provided by Advantage Advisers, Inc.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
--------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)

The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ('Investment Adviser'), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The agreement with the Investment Adviser was most recently approved by shareholders at a special meeting held on January 15, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc., which had been the ultimate parent company of the Investment Adviser, with and into SSBH, which occurred on November 28, 1997.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets for its services.

At August 31, 1998, the Investment Adviser owned 4,230 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, a fee of $700 for attendance at each in-person meeting and $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

Note 3. Portfolio Activity and Federal Income Tax Status

Purchases and sales of investment securities, other than short-term investments, for the six months ended August 31, 1998, aggregated $42,711,259 and $35,187,726, respectively. The federal income tax cost basis of the Fund's investments at August 31, 1998 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $0 and $14,170,236, respectively, resulting in a net unrealized depreciation of $14,170,236.

Note 4. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in the loan.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
--------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund may have difficulty disposing of participations because the market for such instruments is not highly liquid.

Note 5. Credit and Market Risk

The yields on emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At August 31, 1998, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

Note 6. Dividends Subsequent to August 31, 1998

On September 1, and October 1, 1998, the Board of Directors of the Fund declared a dividend from net investment income, each in the amount of $0.1325 per share, payable on September 25, and October 30, 1998 to shareholders of record on September 15, and October 13, 1998, respectively.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
--------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)

Note 7. Bylaw Amendment

The Board of Directors of the Fund recently reviewed and approved various amendments to the Fund's bylaws. For example, the bylaws provision relating to timely notice for proposals to be brought before an annual meeting of stockholders (other than a proposal under Rule 14a-8 of the Securities Exchange Act of 1934 to be included in the Fund's proxy statement) have been amended. As amended, a stockholder's notice must be delivered to the Fund not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. An exception applies in the event the date of the annual meeting is substanially advanced or delayed from the anniversary date. The Board believes that the amended timely notice provisions will provide greater certainty to stockholders because previously, timely notice keyed off the date of the current year's meeting or the date public disclosure of the current year's meeting is made. In addition, the provisions provide that any business to be brought before a special meeting of stockholders must be specified in the notice of meetings or otherwise properly brought before the meeting by or at the direction of the Board of Directors. Finally, upon recommendation of the Fund's Maryland counsel, other changes to certain bylaw provisions were made to conform to the bylaw provisions of more recently organized Maryland companies.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
------------------------------------------
Financial Highlights
Data for a share of common stock outstanding throughout each period:

                                                             1998(1)       1998       1997       1996      1995(2)
------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD......................   $ 15.55      $ 16.71    $ 13.66    $ 11.92    $ 14.02
                                                             -------      -------    -------    -------    -------
INCOME (LOSS) FROM OPERATIONS:
    Net investment income.................................      0.81         1.51       1.56       1.66       1.24
    Net realized and unrealized gain (loss)...............     (6.01)        0.07       3.10       1.75      (1.98)
                                                             -------      -------    -------    -------    -------
Total Income (Loss) From Operations.......................     (5.20)        1.58       4.66       3.41      (0.74)
                                                             -------      -------    -------    -------    -------
LESS DISTRIBUTIONS FROM:
    Net investment income.................................     (0.80)       (1.53)     (1.61)     (1.67)     (1.19)
    Net realized gains....................................        --        (1.21)        --         --         --
                                                             -------      -------    -------    -------    -------
Total Distributions.......................................     (0.80)       (2.74)     (1.61)     (1.67)     (1.19)
                                                             -------      -------    -------    -------    -------

OFFERING COSTS ON ISSUANCE OF COMMON STOCK................        --           --         --         --      (0.17)
                                                             -------      -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD............................   $  9.55      $ 15.55    $ 16.71    $ 13.66    $ 11.92
                                                             -------      -------    -------    -------    -------
                                                             -------      -------    -------    -------    -------

MARKET VALUE, END OF PERIOD...............................   $10.125      $ 16.50    $17.125    $ 13.75    $ 11.75
                                                             -------      -------    -------    -------    -------
                                                             -------      -------    -------    -------    -------
TOTAL RETURN(3)...........................................  (34.98)%'DD'   14.04%     38.28%     33.31%     (8.17)%*
NET ASSETS, END OF PERIOD (000)...........................   $40,112      $65,142    $69,651    $56,631    $49,447
RATIOS TO AVERAGE NET ASSETS:
    Expenses..............................................     1.59%'D'     1.49%      1.52%      1.65%      1.73%'D'
    Net investment income.................................    11.17%'D'     9.19%     10.28%     12.99%     10.00%'D'
PORTFOLIO TURNOVER RATE...................................       65%         214%       120%        70%        61%

--------------------------------------------------------------------------------

(1) For the six months ended August 31, 1998 (unaudited).

(2) For the period March 25, 1994 (commencement of investment operations) through February 28, 1995.

(3) Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

 * Return calculated based on beginning of period price of $14.02 (initial offering price of $15.00 less sales load of $0.98) and end of period market value of $11.75 per share. This calculation is not annualized.

'DD' Total return is not annualized, as it may not be representative of the total return for the year.

'D'  Annualized.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
-----------------------------------------------------------------------
Selected Quarterly Financial Information (unaudited)

Summary of quarterly results of operations:

                                                                                             NET REALIZED GAIN
                                                                                            (LOSS) & CHANGE IN
                                                                                              NET UNREALIZED
                                                                     NET INVESTMENT            APPRECIATION
                                                                         INCOME               (DEPRECIATION)
                                                                 ----------------------    ---------------------
QUARTERS ENDED(a)                                                TOTAL      PER SHARE       TOTAL      PER SHARE
----------------------------------------------------------------------------------------------------------------

May 31, 1996..................................................   $1,760       $ 0.42       $  3,725     $  0.90
August 31, 1996...............................................    1,646         0.40          1,768        0.43
November 30, 1996.............................................    1,597         0.38          4,663        1.12
February 28, 1997.............................................    1,508         0.36          2,708        0.65
May 31, 1997..................................................    1,581         0.38          1,184        0.28
August 31, 1997...............................................    1,627         0.39          1,444        0.35
November 30, 1997.............................................    1,558         0.37         (4,210)      (1.01)
February 27, 1998.............................................    1,544         0.37          1,862        0.45
May 29, 1998..................................................    1,638         0.39         (2,338)      (0.56)
August 31, 1998...............................................    1,761         0.42        (22,937)      (5.45)

--------------------------------------------------------------------------------

(a) Totals expressed in thousands of dollars except per share amounts.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.
---------------------------------------
Other Information

Year 2000. The investment management services provided to the Fund by the Investment Adviser depend in large part on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which the dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on the Investment Adviser's provision of investment advisory services, including handling of securities trades, pricing and account services. The Investment Adviser has advised the Fund that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking, its systems will be year 2000 compliant before such date. In addition, the Investment Adviser has been advised by certain of the Fund's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Investment Adviser or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Fund at that time.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

PURSUANT TO CERTAIN RULES OF THE SECURITIES AND EXCHANGE COMMISSION, THE FOLLOWING ADDITIONAL DISCLOSURE IS PROVIDED.

--------------------------------------------------------------------------------
Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan

1. Each shareholder initially purchasing shares of common stock ('Shares') of The Emerging Markets Floating Rate Fund Inc. ('Fund') on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ('Plan'), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ('Agent'). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of 'street name' and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a 'Participant.' The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a 'market premium'), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a 'market discount'), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a 'Trading Day') preceding the payment date for the dividend or distribution. For purposes herein, 'market price' will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the 'ex-dividend' date next succeeding the dividend or distribution payment date.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a brokerage commission for this transaction from the proceeds.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ('Nominee Holders'), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

THE       EMERGING       MARKETS       FLOATING       RATE       FUND       INC.

------------
Directors

CHARLES F. BARBER
     Consultant; formerly Chairman,
     ASARCO Incorporated

WILLIAM D. CVENGROS
     Co-Chairman of the Board;
     Chief Executive Officer and
     President of Value Advisors LLC and
     President of PIMCO Advisors L.P.

LESLIE H. GELB
     President, The Council on
     Foreign Relations

HEATH B. MCLENDON
     Co-Chairman of the Board;
     Managing Director, Salomon Smith Barney Inc.; President and Director,
     Mutual
     Management Corp. and Travelers
     Investment Advisers, Inc.;
     Chairman, Smith Barney Strategy
     Advisors Inc.

RIORDAN ROETT
     Professor and Director,
     Latin American Studies Program,
     Paul H. Nitze School of Advanced
     International Studies,
     Johns Hopkins University

JESWALD W. SALACUSE
     Henry J. Braker Professor of Commercial
     Law, and formerly Dean, The Fletcher
     School of Law & Diplomacy
     Tufts University

---------
Officers

WILLIAM D. CVENGROS
     Co-Chairman of the Board

HEATH B. MCLENDON
     Co-Chairman of the Board

STEPHEN J. TREADWAY
     President

LEWIS E. DAIDONE
     Executive Vice President and Treasurer

THOMAS K. FLANAGAN
     Executive Vice President

NEWTON B. SCHOTT
     Executive Vice President

PETER J. WILBY
     Executive Vice President

ANTHONY PACE
     Assistant Controller

--------------------------------
The Emerging Markets
Floating Rate Fund Inc.
     7 World Trade Center
     New York, New York 10048

     TELEPHONE
       1-888-777-0102

INVESTMENT MANAGER
     Value Advisors LLC
     800 Newport Center Drive
     Suite 100
     Newport Beach, California 92660

INVESTMENT ADVISER
     Salomon Brothers Asset Management Inc
     7 World Trade Center
     New York, New York 10048

CUSTODIAN
     The Chase Manhattan Bank
     Four Metrotech Center
     Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
     American Stock Transfer & Trust Company
     40 Wall Street
     New York, New York 10005

INDEPENDENT ACCOUNTANTS
     PricewaterhouseCoopers LLP
     1177 Avenue of the Americas
     New York, New York 10036

LEGAL COUNSEL
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
     EFL



                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as .................................. 'D'
The double dagger symbol shall be expressed as ........................... 'DD'
The division sign shall be expressed as .................................. [div]